Exhibit 99.1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.500	12	$6,337,902.71	0.91%	528,158.56	360	759	75.78
5.625	14	10,175,349.07	1.45	726,810.65	359	752	70.59
5.750	36	21,629,479.66	3.09	600,818.88	360	752	70.01
5.875	165	97,547,433.40	13.94	591,196.57	360	749	71.14
5.905	1	519,056.71	0.07	519,056.71	354	730	88.47
6.000	403	243,724,766.66	34.82	604,776.10	359	754	71.91
6.045	1	447,000.00	0.06	447,000.00	360	720	86.63
6.055	1	426,604.52	0.06	426,604.52	359	795	89.89
6.080	1	450,000.00	0.06	450,000.00	360	795	90.00
6.125	503	310,268,407.31	44.32	616,835.80	359	748	71.24
6.250	10	6,055,668.47	0.87	605,566.85	359	745	71.19
6.375	4	2,415,960.00	0.35	603,990.00	360	748	72.45
Total	1,151	$699,997,628.51	100.00%

______________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders.  As of the cut-off date, the weighted average mortgage rate of the mortgage loans (net of such premiums) was approximately 6.024% per annum.  Without the adjustment, the weighted average on the mortgage loans was approximately 6.025% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 – 450,000.00	116	$50,813,435.65	7.26%	438,046.86	6.036	359	742	72.09
450,000.01 – 500,000.00	265	126,251,977.09	18.04	476,422.56	6.019	359	748	72.21
500,000.01 – 550,000.00	218	114,813,759.19	16.40	526,668.62	6.021	359	747	72.91
550,000.01 – 600,000.00	161	92,851,386.99	13.26	576,716.69	6.016	360	753	74.06
600,000.01 – 650,000.00	109	68,524,031.65	9.79	628,660.84	6.018	359	750	71.55
650,000.01 – 700,000.00	58	39,297,661.06	5.61	677,545.88	6.041	359	757	71.07
700,000.01 – 750,000.00	41	29,769,808.84	4.25	726,092.90	6.037	359	765	72.94
750,000.01 – 1,000,000.00	140	122,539,453.48	17.51	875,281.81	6.036	360	750	70.25
1,000,000.01 – 1,500,000.00	40	50,047,914.56	7.15	1,251,197.86	6.032	359	758	63.95
1,500,000.01 – 2,000,000.00	3	5,088,200.00	0.73	1,696,066.67	5.869	360	778	68.45
Total	1,151	$699,997,628.51	100.00%

______________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans was approximately $608,165.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 – 679	46	$25,206,502.84	3.60%	547,967.45	6.052	359	671	73.35
680 – 699	80	44,981,768.20	6.43	562,272.10	6.037	359	690	73.18
700 – 719	154	91,663,756.26	13.09	595,219.20	6.026	359	710	71.17
720 and Above	871	538,145,601.21	76.88	617,847.99	6.022	359	767	71.33
Total	1,151	$699,997,628.51	100.00%

______________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans was approximately 751.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	60	$42,236,422.41	6.03%	703,940.37	6.038	359	752	42.08
50.01 to 55.00	51	33,549,481.00	4.79	657,832.96	6.014	359	767	52.79
55.01 to 60.00	57	35,265,594.24	5.04	618,694.64	6.008	359	751	57.72
60.01 to 65.00	100	63,209,206.72	9.03	632,092.07	6.015	358	754	62.76
65.01 to 70.00	123	77,184,747.58	11.03	627,518.27	6.026	359	748	67.92
70.01 to 75.00	136	81,207,138.48	11.60	597,111.31	6.027	359	752	73.30
75.01 to 80.00	601	355,764,149.40	50.82	591,953.66	6.026	360	750	79.46
80.01 to 85.00	3	1,687,844.40	0.24	562,614.80	6.000	360	711	84.92
85.01 to 90.00	16	7,845,555.92	1.12	490,347.25	6.077	359	712	89.32
90.01 to 95.00	4	2,047,488.36	0.29	511,872.09	5.995	359	759	94.36
Total	1,151	$699,997,628.51	100.00%

______________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans was approximately 71.50%.

(2)	Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	54	$37,494,582.64	5.36%	694,344.12	6.029	360	753	41.74
50.01 to 55.00	47	30,707,030.00	4.39	653,341.06	6.016	359	766	52.81
55.01 to 60.00	52	31,978,944.24	4.57	614,979.70	6.010	359	755	57.42
60.01 to 65.00	94	58,303,971.00	8.33	620,255.01	6.016	358	753	61.75
65.01 to 70.00	117	73,962,758.18	10.57	632,160.33	6.040	359	751	66.99
70.01 to 75.00	137	81,138,203.87	11.59	592,249.66	6.027	359	749	72.30
75.01 to 80.00	378	227,433,021.46	32.49	601,674.66	6.023	360	753	78.69
80.01 to 85.00	44	25,661,693.19	3.67	583,220.30	6.040	360	756	78.70
85.01 to 90.00	164	98,827,268.64	14.12	602,605.30	6.020	360	743	80.12
90.01 to 95.00	33	17,043,527.62	2.43	516,470.53	6.032	360	731	81.02
95.01 to 100.00	31	17,446,627.67	2.49	562,794.44	6.038	360	740	79.91
Total	1,151	$699,997,628.51	100.00%

______________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 74.27%.

(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
California	454	$268,522,811.53	38.36%	591,459.94	6.017	360	752	71.62
Connecticut	28	21,941,182.20	3.13	783,613.65	6.084	359	751	61.32
Florida	36	23,322,399.03	3.33	647,844.42	6.044	360	740	67.99
Illinois	33	19,525,384.48	2.79	591,678.32	6.040	359	759	72.25
Maryland	48	27,938,636.68	3.99	582,054.93	6.020	359	742	73.87
Massachusetts	39	25,481,473.19	3.64	653,371.11	6.075	358	762	66.82
New Jersey	40	27,552,345.22	3.94	688,808.63	6.042	360	745	72.28
New York	48	29,973,739.08	4.28	624,452.90	6.022	359	755	68.33
North Carolina	31	18,129,964.88	2.59	584,837.58	6.038	359	757	72.94
Texas	29	18,366,738.22	2.62	633,335.80	6.029	360	746	71.92
Virginia	77	43,841,201.41	6.26	569,366.25	6.007	359	746	73.69
Washington	44	24,420,866.41	3.49	555,019.69	6.037	360	742	73.68
Other (less than 2%)	244	150,980,886.18	21.57	618,774.12	6.016	359	753	72.86
Total	1,151	$699,997,628.51	100.00%

______________
(1)
The Other row in the preceding table includes 32 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 0.477% of the mortgage loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	315	$185,437,511.61	26.49%	588,690.51	6.027	359	737	66.55
Purchase	565	351,290,541.73	50.18	621,753.17	6.020	360	759	74.93
Refinance (Rate/Term)	271	163,269,575.17	23.32	602,470.76	6.033	359	750	69.76
Total	1,151	$699,997,628.51	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2 to 4 Family Residence	8	$4,865,853.25	0.70%	608,231.66	6.020	360	770	73.44
Cooperative	1	875,000.00	0.13	875,000.00	6.125	360	791	70.00
Hi-Rise Condominium	1	484,000.00	0.07	484,000.00	6.000	360	786	80.00
Low-Rise Condominium	57	32,367,958.96	4.62	567,858.93	5.968	360	758	76.05
Planned Unit Development	344	207,354,876.72	29.62	602,775.80	6.017	360	753	72.88
Single Family Residence	740	454,049,939.58	64.86	613,581.00	6.032	359	749	70.53
Total	1,151	$699,997,628.51	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	1,099	$662,443,669.90	94.64%	602,769.49	6.025	359	751	71.69
Secondary Residence	52	37,553,958.61	5.36	722,191.51	6.018	360	752	68.28
Total	1,151	$699,997,628.51	100.00%

______________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	831	$503,446,703.43	71.92%	605,832.37	6.019	750	72.41
359	225	138,216,331.19	19.75	614,294.81	6.040	755	69.74
358	46	27,373,092.30	3.91	595,067.22	6.018	753	66.56
357	22	15,342,887.76	2.19	697,403.99	6.065	770	67.69
356	9	5,492,565.25	0.78	610,285.03	6.104	748	68.21
355	4	2,278,840.17	0.33	569,710.04	5.921	740	74.96
354	5	2,811,281.69	0.40	562,256.34	6.018	730	70.13
352	3	1,633,507.03	0.23	544,502.34	6.015	732	79.58
351	1	670,408.89	0.10	670,408.89	6.125	689	73.13
350	1	742,115.17	0.11	742,115.17	6.125	737	57.69
345	1	547,971.31	0.08	547,971.31	6.125	792	75.34
300	2	895,000.00	0.13	447,500.00	6.065	744	64.29
299	1	546,924.32	0.08	546,924.32	6.125	698	64.47
Total	1,151	$699,997,628.51	100.00%

______________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans was approximately 359 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	888	$532,514,733.93	76.07%	599,678.75	6.027	359	751	71.07
120	263	167,482,894.58	23.93	636,817.09	6.017	360	751	72.90
Total	1,151	$699,997,628.51	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,126	$684,852,092.59	97.84%	608,216.78	6.022	359	751	71.53
60	25	15,145,535.92	2.16	605,821.44	6.144	360	756	70.26
Total	1,151	$699,997,628.51	100.00%